Exhibit 99.1
PRO FORMA CONDENSED COMBINED UNAUDITED FINANCIAL INFORMATION
     The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2005 have been prepared from the June 30, 2005 unaudited condensed financial statements of the Company, the unaudited condensed combined financial statements of The Ageless Foundation, Inc. (“Ageless”) for the six months ended June 30, 2005 and the unaudited condensed combined financial statements of Symco for the six months ended June 30, 2005. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2004 has been prepared from the December 31, 2004 financial statements of the Company, the unaudited statement of operations for Ageless for the year ended December 31, 2004 and the unaudited statement of operations for Symco for the year ended December 31, 2004.
     The unaudited pro forma condensed combined balance sheet has been prepared on a basis to reflect the acquisition of certain assets of the business and the assumption of certain liabilities of Ageless and Symco as if such acquisition occurred on June 30, 2005. The unaudited pro forma condensed statements of operations have prepared on a basis to reflect the acquisition of certain assets of the business and the assumption of certain liabilities of Ageless and Symco if such acquisition occurred on January 1, 2004.
     The acquisitions will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.” Under the purchase method of accounting, the total estimated purchase price, calculated as described in the notes to these unaudited pro forma condensed combined financial statements, is allocated to the net tangible and intangible assets of Ageless and Symco acquired in connection with the acquisitions, based on their estimated fair values.
     The unaudited pro forma condensed combined financial statements should not be considered indicative of actual results that would have been achieved had the acquisitions and other transactions and events described been completed as of the dates or as of the beginning of the period indicated and do not purport to project the financial condition or results of operations and cash flows for any future date or period.
     You should read these unaudited pro forma condensed combined financial statements in conjunction with the Company’s financial statements as of and for the year ended December 31, 2004 and the interim unaudited condensed combined financial statements as of and for the six months ended June 30, 2005.
     The pro forma adjustments are based on preliminary estimates, available information and certain assumptions, and may be revised as additional information becomes available. The pro forma adjustments are more fully described in the notes to the unaudited pro forma condensed combined financial statements. These pro forma financial statements and the pro forma adjustments are directly attributable to the historical accounts of Symco and Ageless, and have otherwise not been updated for changes in estimates, management assumptions or information that became available after the date of the Original Report.

NATURADE, INC.
Unaudited Pro Forma Balance Sheet
As of June 30, 2005

				Pro Forma Adjustments
						Assets/Liabilities						Pro Forma
	Naturade	Ageless	Symco	Acquisitions		Not Acquired		Recapitalization		Financing		Combined
ASSETS

Current assets:
Cash and cash equivalents	$260,428	$36,131	$47,872	$(558,695	) (a)	$(84,003	) (b)			$1,109,011	(d)	$1,438,099
										627,355	(d)

Accounts receivable, net	1,576,366	146,907	220,442									1,943,715
Inventories, net	951,042	133,619	304,929									1,389,590
Prepaid expenses and other current assets	313,965	95,920	25,780			(121,700	) (b)					313,965

Total current assets	3,101,801	412,577	599,023	(558,695)		(205,703)				1,736,366		5,085,369

Property and equipment, net	64,587	22,467	14,669	100,000	(a)	(37,136	) (b)					164,587
Goodwill	—	—	—	1,446,010	(a)			$691,401	(c)			2,237,411
								100,000	(c)

Customer lists, trademarks and formulations, net	—	—	—	2,700,000	(a)							2,700,000
Deferred financing fees	—	—	—					2,967,979	(c)	375,500	(d)	3,757,679
										223,555	(d)
										167,895	(d)
										22,750	(d)
Other assets	42,002	149,774	2,000			(151,774	) (b)					42,002

Total assets	$3,208,390	$584,818	$615,692	$3,687,315		$(394,613)		$3,759,380		$2,526,066		$13,987,048

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK, WARRANTS AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$2,608,775	$119,957	$322,608									$3,051,340
Accrued expenses	595,635	222,526	65,770			$(288,296	) (b)					595,635
Current portion of Notes Payable to Related Parties	1,237,345	—	678,371			(678,371	) (b)	$(1,125,000	) (c)			112,345
Revolving Credit	1,170,739	—	482,000			(482,000	) (b)			$1,655,250	(d)	1,655,250
										(1,170,739	) (d)

Discount on Financing										(786,036	) (d)	(786,036)
Payable to Seller				$600,000	(a)							600,000
Seller Notes				2,124,539	(a)							2,124,539
Current portion of long-term debt										240,000	(d)	450,000
	—	—	—							210,000	(d)

Total current liabilities	5,612,494	342,483	1,548,749	2,724,539		(1,448,667)		(1,125,000)		148,475		7,803,073

Long-term Notes Payable to Related Parties, less current maturities	—		66,401			(66,401	) (b)	1,125,000	(c)			1,125,000
Long-term debt, less current maturities										760,000	(d)	1,200,000
	—	—	—							440,000	(d)

Total Liabilities	5,612,494	342,483	1,615,150	2,724,539		(1,515,068)		—		1,348,475		10,128,073

Redeemable convertible preferred stock, Series B	1,587,984	—	—					(1,587,984	) (c)			—
Redeemable convertible preferred stock, Series C	—	—	—					1,008,000	(c)			1,680,000
								336,000	(c)
								336,000	(c)

Warrants								845,592	(c)	1,009,591	(d)	1,855,183

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock	4,453	1,000	1,045,778	480	(a)	(1,046,778	) (b)	(4,105	) (c)	105	(d)	4,070
								3,097	(c)
								40	(c)

Non-Voting Common stock	12	—	—									12
Additional paid-in capital	18,987,458	—	253,485	1,325,628	(a)	(253,485	) (b)	(1,003,895	) (c)	167,895	(d)	24,372,651
								2,320,914	(c)
								2,574,651	(c)

Accumulated deficit	(22,984,011)	241,335	(2,298,721)			2,057,386	(b)	(1,068,930	) (c)			(24,052,941)

Total stockholders’ equity (deficit)	(3,992,088)	242,335	(999,458)	1,326,108		757,123		2,821,772		168,000		323,792

Total liabilities, redeemable convertible preferred stock, warrants and stockholders’ equity (deficit)	$3,208,390	$584,818	$615,692	$4,050,647		$(757,945)		$3,759,380		$2,526,066		$13,987,048

See accompanying notes.

NATURADE, INC
Unaudited Pro Forma Statement of Operations
For the Year Ended December 31, 2004

				Pro Forma		Pro Forma
	Naturade	Ageless	Symco	Adjustments		Combined
Net sales	$14,141,481	$1,395,506	$5,453,956	$—		$20,990,943

Cost of sales	7,802,802	422,375	2,204,043	—		10,429,220

Gross profit	6,338,679	973,131	3,249,913	—		10,561,723

Costs and expenses:
Selling, general and administrative expenses	7,149,935	530,455	3,282,140			10,962,530
Depreciation	66,995	3,287	71,562	(41,516	) (e)	100,328
Amortization	—	—	—	933,333	(g)	933,333

Total operating costs and expenses	7,216,930	533,742	3,353,702	891,817		11,996,191

Operating income (loss)	(878,251)	439,389	(103,789)	(891,817)		(1,434,468)
Other expense:
Interest expense	305,265	3,306	134,878	2,761,435	(f)	3,204,884
Gain on Sale of Brand	(1,055,647)	—	—	—		(1,055,647)
Gain on Retirement of Warrant	(500,000)	—	—	—		(500,000)
Other expense (income)	2,857	—	6,849	—		9,706

Loss before provision for income taxes	369,274	436,083	(245,516)	(3,653,252)		(3,093,411)

Provision for income taxes	800	—	—	—		800

Net Income (Loss)	368,474	436,083	(245,516)	(3,653,252)		(3,094,211)
Less:
Preferred Stock Dividend	(252,670)	—	—	252,670	(h)	—
Deemed Dividend-Series B	(285,714)	—	—	(1,142,858	) (i)	(1,428,572)
Deemed Dividend-Series C	—	—	—	(2,760,000	) (j)	(2,760,000)

Net loss applicable to common shares	$(169,910)	$436,083	$(245,516)	$(7,303,440)		$(7,282,783)

Basic and Diluted Net Loss Per Share	$(0.01)			$(0.16)		$(0.18)

Basic and Diluted Shares Outstanding	44,651,170			(3,831,922)		40,819,248
See accompanying notes.

NATURADE, INC
Unaudited Pro Forma Statement of Operations
For the Six Months Ended June 30, 2005

				Pro Forma		Pro Forma
	Naturade	Ageless	Symco	Adjustments		Combined
Net sales	$5,675,342	$704,634	$2,130,003	$—		$8,509,979

Cost of sales	3,087,034	337,570	865,154	—		4,289,758

Gross profit	2,588,308	367,064	1,264,849	—		4,220,221

Costs and expenses:
Selling, general and administrative expenses	3,068,951	299,651	1,389,301			4,757,903
Depreciation	30,303	—	14,041	2,626	(e)	46,970
Amortization	—	—	—	466,667	(g)	466,667

Total operating costs and expenses	3,099,254	299,651	1,403,342	469,293		5,271,540

Operating income (loss)	(510,946)	67,413	(138,493)	(469,293)		(1,051,319)

Other expense:
Interest expense	173,375	3,173	67,126	880,589	(f)	1,124,263
Other expense (income)	(3,446)	—	(20)	—		(3,466)

Loss before provision for income taxes	(680,875)	64,240	(205,599)	(1,349,882)		(2,172,116)

Provision for income taxes	800	—	—	—		800

Net Income (Loss)	(681,675)	64,240	(205,599)	(1,349,882)		(2,172,916)
Less:
Preferred Stock Dividend	(136,008)	—	—	136,008	(h)	—
Deemed Dividend-Series B	(142,857)	—	—	142,857	(i)	—
Deemed Dividend-Series C	—	—	—	(1,380,000	) (j)	(1,380,000)

Net loss applicable to common shares	$(960,540)	$64,240	$(205,599)	$(2,451,017)		$(3,552,916)

Basic and Diluted Net Loss Per Share	($0.02)			($0.07)		($0.09)

Basic and Diluted Shares Outstanding	44,651,170			(3,831,922)		40,819,248
See accompanying notes.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements
     The notes to the unaudited pro forma condensed combined financial statements that follow are intended to provide additional information regarding the effect of the pro forma adjustments on the condensed combined financial statements.
(a)	Reflects the acquisitions of Ageless and Symco by the Company, including eliminations of assets not acquired and liabilities not assumed as part of the acquisition as per the following:

The purchase price is calculated as follows:

	Ageless	Symco/Symbiotics
Cash	$-0-	$558,695
Payable to seller	600,000	-0-
Seller note	648,234	1,476,305
Common stock	180	300
Additional paid in capital	447,144	878,484

Total	$1,695,558	$2,913,784

The allocation of the purchase price is as follows:

	Ageless	Symco/Symbiotics
Accounts receivable	$146,907	$220,442
Inventory	133,619	304,929
Customer lists	900,000	1,500,000
Computer equipment	-0-	100,000
Formulations	100,000	100,000
Labels & trademarks	50,000	50,000
Goodwill	484,989	961,021
Accounts payable	(119,957)	(322,608)

Total	$1,695,558	$2,913,784

The allocation of the purchase price is considered preliminary until the Company has acquired all the necessary information to finalize the allocation of purchase price. Although the time required to obtain the necessary information will vary with the circumstances specific to an individual acquisition, the “allocation period” for finalizing purchase price allocations generally does not exceed one year from the date of consummation of an acquisition. Adjustments to the allocation of the purchase price may increase or decrease the amount allocated to the assets and liabilities, which may have an effect on future earnings.

(b) The following assets and liabilities were not acquired from Ageless and Symco by the Company:

	Ageless	Symco/Symbiotics	Total
Cash	$36,131	$47,872	$84,003
Prepaid expenses	95,920	25,780	121,700
Property and equipment	22,467	14,669	37,136
Other assets	149,774	2,000	151,774
Accrued expenses	222,526	65,770	288,296
Current portion of note payable to related parties	-0-	678,371	678,371
Revolving credit	-0-	482,000	482,000
Long-term note payable to related parties	-0-	66,401	66,401
Common stock	1,000	1,045,778	1,046,778
Additional paid in capital	-0-	253,485	253,485
Accumulated (earnings) deficit	241,335	(2,298,721)	(2,057,386)
(c)	Reflects the recapitalization of the Company on July 22, 2005, whereby the Company entered into a Master Investment Agreement (the “Master Investment Agreement”), by and among the Company, Health Holdings and Botanicals, LLC (“HHB”), Westgate Equity Partners, L.P. (“Westgate”), Quincy Investments Corp. (“Quincy”), Bill D. Stewart (“Stewart”) and David A. Weil (“Weil”), pursuant to which :
•	Quincy negotiated, and arranged the financing for, the acquisition by the Company of selected assets of Ageless and Symco.

•	Quincy guaranteed the payment by the Company of a portion of the purchase price of each such acquisition.

•	The Company issued to Quincy (i) 30,972,345 shares of Common Stock, (ii) warrants to purchase 14,000,000 shares of Common Stock (the “Quincy Warrants”), and (iii) 4,200,000 shares of Series C Convertible Preferred Stock (the “Series C”).

On November 22, 2005, the Company entered into an agreement with Quincy to assume the Company’s obligations under a consulting agreement (“Consulting Agreement”) between the Company and David Brown (“Brown”) dated October 1, 2005 whereby Quincy paid the Company’s obligations in full and Brown released the Company from all obligations under the Consulting Agreement. In exchange for Quincy paying off the Company’s obligations, the Company issued 400,000 shares of the Company’s Common Stock to Quincy which was allocated to Goodwill.

Common Stock issued to Quincy was valued at the market price per share at the date of closing of $0.08 or $2,477,788. Series C was preliminarily valued at $336,000. The difference between the terminal value (value at maturity) of $4,200,000 and the value at closing of $336,000 ($3,864,000) will be accreted to Series C over 84 months as a deemed dividend. The Company determined that there is no beneficial conversion feature of this exchange. The Quincy Warrants were preliminarily valued at $845,592 using Black Scholes Valuation Model (“Black Scholes”), and will be classified outside of equity in accordance with EITF 00-19 as the Company is required to issue registered shares. The total value of the Common Stock, Quincy Warrants and Series C shares ($2,813,788) has been allocated to deferred financing fees ($2,967,979) related to the Laurus financing, described in note (d) below, while the remainder ($691,401) has been recorded as additional purchase price for Symco and Ageless.

The following are the accounting entries to record this transaction:

Account	Debit	Credit
Deferred financing fees	$2,967,979
Goodwill	$791,401
Common stock		$3,137
Warrants		$845,592
Redeemable convertible preferred stock, Series C		$336,000
Additional paid-in-capital		$2,574,651
•	HHB surrendered the 41,054,267 shares of Common Stock held by it for conversion into (i) 12,600,000 shares of Series C and (ii) a warrant to purchase 10,000,000 shares of Common Stock (the “HHB Warrant”). The Series C issued to Health Holdings was preliminarily valued at $1,008,000. The HHB Warrant was preliminarily valued at $597,062 using Black Scholes. The cost to buy the common shares is in excess of the par and as such the difference is charged to additional paid-in capital. As the fair value of the Series C is less than its value at maturity of $12,600,000, the difference between the recorded value of the Series C issued to HHB and the value at maturity in the amount of $11,592,000 will be accreted over 84 months and charged to retained earnings as a deemed dividend. The Company has calculated that there is no beneficial conversion feature of this exchange.
The following are the accounting entries to record this transaction:

Account	Debit	Credit
Common stock	$4,105
Additional paid-in-capital	$1,003,895
Redeemable convertible preferred stock, Series C		$1,008,000
•	Westgate surrendered the 13,540,723 shares of Series B Convertible Preferred Stock (the “Series B”) held by it, including any accrued and unpaid dividends, for conversion into 4,200,000 shares of Series C.

The Series B previously issued to Westgate was not converted under the original terms of the Series B. The holders of the Series B relinquished their rights under the Series B, and the Series B was eliminated under the articles of the Company.

The carrying amount of the Series B was $1,587,984, which included accumulated dividends of $843,895 and the unamortized beneficial conversion feature of $1,068,930 originally recorded at the time the Series B was issued to Westgate. The preliminary fair value of the Series C issued to Westgate is $336,000. Since the fair value of the consideration issued is less than the carrying amount of the preferred stock being retired, the difference was credited to accumulated deficit. As the fair value of the Series C is less than the value at maturity of $4,200,000, the difference between the recorded value of the Series C issued to HHB and the value at maturity in the amount of $3,864,000 will be accreted over 84 months and charged to retained earnings as a deemed dividend. The Company has determined that there is no beneficial conversion feature of this exchange. The unamortized beneficial conversion feature of $1,068,930 originally recorded at the time the Series B was issued to Westgate was written off as a deemed dividend.

The following are the accounting entries to record this transaction:

Account	Debit	Credit
Redeemable convertible preferred stock, Series B	$1,587,984
Accumulated deficit	$1,068,930
Accumulated deficit		$2,320,914
Redeemable convertible preferred stock, Series C		$336,000
•	HHB, Stewart and Weil (the “Noteholders”) extended the term of the Secured Promissory Notes issued to them pursuant to that certain Loan Agreement dated April 23, 2003, from December 31, 2005 to December 31, 2006. The amounts due from the Noteholders of $1,125,000 have been reclassified from short-term to long-term.
(d)	Reflects the financing of the Company on July 26, 2005 and subsequent refinancing on January 11, 2006 with Laurus Master Fund, Ltd. (“Laurus”), pursuant to which:
•	Laurus initially provided the Company a $4,000,000 convertible financing facility composed of a $3,000,000 revolving facility and a $1,000,000 term facility.
•	Gross funds of $2,655,250 were advanced to the Company on July 26, 2005 by Laurus, comprising a $1,000,000 term note and a $1,655,250 revolving note. The revolving note is separated into two notes: $500,000 under a minimum borrowing note and $1,155,250 under a revolving note. The Company used $1,170,739 of the proceeds of the facility to payoff its current bank credit facility with Wells Fargo Business Credit, Inc. (“Wells Fargo”) and will utilize the remainder for working capital and future acquisitions. The Company paid to Laurus in cash a total of $193,500 in fees and expenses, consisting of a “closing payment” of $156,000 and reimbursement of $37,500 of Laurus legal fees. Also in connection with the Laurus financing, the Company paid other professional fees totaling $182,000 which were capitalized as deferred financing fees and will be amortized over 36 months. Net proceeds after paying off the Wells Fargo credit facility and closing payments were $1,009,011.
•	On January 11, 2006, the Company and Laurus completed the Amended and Restated Security and Purchase Agreement, more fully described in the Company’s filing on Form 8-K filed with the Securities and Exchange Commission on January 16, 2006, whereby Laurus increased the term facility to $1,650,000 and modified the repayment terms to begin on April 1, 2006, continuing for 33 consecutive months at $50,000 per month. The Company paid to Laurus in cash a total of $22,750 in fees and expenses, consisting of a reimbursement of Laurus legal fees. In addition, the Company sold Laurus 1,050,000 shares of the Company’s Common Stock for $105. The Common Stock had a market value of $168,000 at the time of purchase. The reimbursement of fees ($22,750) and the difference between the market value of the Common Stock and the cash proceeds ($167,895) were capitalized as deferred financing fees and will be amortized of 36 months. Net proceeds after closing payments were $627,355.

The following are the accounting entries to record this transaction:

Account	Debit	Credit
Initial Financing
Cash and cash equivalents	$1,109,011
Revolving credit-Wells Fargo	$1,170,739
Deferred financing fees	$375,500
Revolving credit-Laurus		$1,655,250
Current portion of long term debt		$240,000
Long-term debt, less current maturities		$760,000
Restated Agreement
Cash and cash equivalents	$627,355
Deferred financing fees	$167,895
Deferred financing fees	$22,750
Current portion of long term debt		$210,000
Long-term debt, less current maturities		$440,000
Common stock		$105
Additional paid-in capital		$167,895
In consideration for entering into the financing agreement, the Company issued to Laurus an option (the “Laurus Option”) and a warrant (the “Laurus Warrant”) to purchase shares of the Company’s Common Stock. The Laurus Option entitles the holder to purchase up to 8,721,375 shares of Common Stock, subject to certain limitations on the amount of Common Stock held by Laurus, at a purchase price of $0.001 per share at any time on or after July 26, 2005. The Laurus Warrant entitles the holder to purchase up to 1,500,000 shares of Common Stock at a purchase price of $0.80 per share at any time on or after July 26, 2005 through July 26, 2010.

In addition, the Company issued a warrant to Liberty Company Financial LLC (“Liberty”) for introducing the Company to Laurus (the “Liberty Warrant”). The Liberty Warrant entitles the holder to purchase up to 3,647,743 shares of Common Stock at a purchase price of $0.08 at any time on or after July 26, 2006 through July 26, 2011.

The value of the Laurus Warrant and the Laurus Option, using Black Scholes, equaled $786,036 and consisted of the value of the Laurus Option ($694,106) and the Laurus Warrant ($91,930), was recorded as a discount and will be amortized as interest expense over 36 months. The Laurus Warrant and the Laurus Option have been classified outside of equity in accordance with EITF 00-19 as the Company will be required to issue registered shares. The Company determined that there is no beneficial conversion feature of this exchange. The value of the Liberty Warrant of $223,555 using Black Scholes was capitalized as deferred financing fee and will be amortized over 36 months. The Liberty Warrant has been classified outside of equity in accordance with EITF 00-19 as the Company will be required to issue registered shares.

The following are the accounting entries to record this transaction:

Account	Debit	Credit
Discount on financing	$1,009,591
Warrants		$1,009,591

(e)	Reflects the elimination of depreciation expense in the amounts of $74,849 and $14,041 for the fiscal year ended December 31, 2004 and the six months ended June 30, 2005, respectively, and depreciation of acquired assets of $33,333 and $16,667 for the fiscal year ended December 31, 2004 and the six months ended June 30, 2005, respectively. The reductions are based upon the exclusion of the respective assets which were not purchased by the Company.
(f)	Reflects the elimination of interest expense based upon the exclusion of the respective liabilities which were not assumed by the Company, the elimination of interest expense on the Company’s previous financing with Wells Fargo plus interest expense on the Company’s financing with Laurus as follows:

	Year Ended	Six Months Ended
	December 31, 2004	June 30, 2005
Liabilities not assumed	$(138,184)	$(70,299)
Wells Fargo	(151,197)	(69,656)
Laurus	176,497	106,366
Amortization of financing fees and debt discounts	2,768,092	861,065
Seller notes	106,227	53,113

	$2,761,435	$880,589

(g)	Reflects the amortization of customer lists, formulations, labels and trademarks acquired in the acquisitions of Symco and Ageless (see Note (a) above) totaling $933,333 and $466,667 for the fiscal year ended December 31, 2004 and the six months ended June 30, 2005, respectively. Formulations consist of the nutritional facts required on the labels of products, are not securable by patents and are used principally to market the products. As such, the amortization of the formulations is included in operating expense.
(h)	Reflects the elimination of the preferred stock dividend on the Series B retired of $252,670 and $136,008 for the fiscal year ended December 31, 2004 and the six months ended June 30, 2005, respectively.
(i)	Reflects the elimination of the deemed dividend on the Series B retired of $285,714 for the fiscal year ended December 31, 2004 plus a charge for the remaining discount not amortized at January 1, 2004 of $1,428,572. Reflects the elimination of the deemed dividend on the Series B retired of $142,857 for the six months ended June 30, 2005.
(j)	Reflects the deemed dividend on the discount on the Series C of $2,760,000 and $1,380,000 for the fiscal year ended December 31, 2004 and the six months ended June 30, 2005, respectively.